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                                                                    EXHIBIT 23.2


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our reports dated February 17, 1999 on the financial statements of MindSpring Enterprises, Inc., included in this Form 10-K/A, into MindSpring Enterprises, Inc.'s previously filed Registration Statements No. 333-17807,
No. 333-44411 and No. 333-74151.

                                                     ARTHUR ANDERSEN LLP

Atlanta, Georgia
December 16, 1999